Exhibit 10.2

PEDEVCO CORP.
COMMON STOCK AND WARRANT
SUBSCRIPTION AGREEMENT

Unit at $0.65 for One Share of Common Stock and Warrant

Date:  November 28, 2014                                                                Full Subscription Commitment: $___________

1. Subscription:

(a)    The undersigned (individually and/or collectively, the “Participant”) hereby applies to purchase Units composed of (i) one share of Common Stock (the “Common Stock” or the “Shares”) of PEDEVCO Corp., a Texas corporation (the “Company”), and (ii) one warrant exercisable for one share of Common Stock (the “Warrant(s)”), in accordance with the terms and conditions of this Subscription Agreement (this “Subscription”) and form of Warrant which is attached as Exhibit A hereto, at a purchase price (the “Offering Price”) of $0.65 per Unit (collectively the “Units”).  This Subscription is one of several Subscriptions to be entered into by and between the Company and Participants, pursuant to which the Company will raise up to $4,000,000 (the “Offering”).  The Participant acknowledges and understands that the Offering of the Units is being made without registration of the Units, the Common Stock, the Warrant or the Common Stock for which the Warrant is exercisable, under the Securities Act of 1933, as amended (the “Securities Act”), or any securities “blue sky” or other similar laws of any state.

(b)    Before this Subscription is considered, the Participant must complete, execute and deliver to the Company the following:

(i)    This Subscription;

(ii)    The Form of Warrant attached hereto as Exhibit A;

(iii)    The Certificate of Accredited Investor Status, attached hereto as Exhibit B;

(iv)    The Selling Stockholder Questionnaire, attached hereto as Exhibit C; and

(v)    The Participant’s check in the amount of $__________ in exchange for _________ Units purchased, or wire transfer sent to Signature Bank as the designated escrow agent for the Offering (the “Escrow Agent”) in accordance with wire transfer instructions provided by the Escrow Agent.

(c)    This Subscription is irrevocable by the Participant.

(d)    This Subscription is not transferable or assignable by the Participant.

(e)    This Subscription may be rejected in whole or in part by the Company in its sole discretion prior to the applicable Closing (as defined in Section 1(g) hereof), regardless of whether Participant’s funds have theretofore been deposited by the Company, and this Subscription is subject to receipt of additional listing approval for the issuance of the Shares and shares of Common Stock issuable upon exercise of the Warrants by the NYSE MKT.  Participant’s execution and delivery of this Subscription will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted and executed by the Company.  In the event this Subscription is rejected by the Company, all funds and documents tendered by the Participant shall be returned and the parties' obligations hereunder, shall terminate.

(f)    Each Participant shall be issued at Closing a five-year Warrant in substantially the form attached hereto as Exhibit A to acquire up to that number of additional shares of Common Stock equal to one hundred percent (100%) of the number of Shares purchased by such Participant and exercisable on a cashless basis, provided, however, that solely to the extent the Common Stock exercisable under the warrants issued pursuant to the Offering have been and continue to be registered by a Registration Statement that has been declared effective by the Securities and Exchange Commission (the “SEC”) within six (6) months after the Closing Date (as defined below), then the Warrants shall be exercisable only for a cash Purchase Price of $1.00 per share (the shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrant collectively are referred to herein as the “Warrant Shares”), with all remaining Common Stock exercisable under such Warrants that are not registered by a Registration Statement that has been declared effective by the SEC within six (6) months after the Closing Date being exercisable on a cash or cashless basis at the election of the holder as set forth in the Warrants. The Shares, the Warrant and the Warrant Shares collectively are referred to herein as the “Securities”.

(g)    The sale of Units will take place in one or more closings (the “Closing” or “Closing Date”), the first of which is scheduled to close on or about November 6, 2014, subject to the satisfaction of all parties hereto of their obligations herein, including the Company receiving approval from the NYSE MKT for the issuance of the Units.  The minimum investment amount shall be $45,000 by each Participant in the Offering, although the Company may waive this minimum in its sole discretion and accept lesser investment amounts from Participants.  The minimum Offering size shall be for $2,000,000 (the “Minimum Offering Amount”), and the maximum Offering size shall be for $4,000,000, in each case subject to an additional 15% over-allotment option in the Company’s sole discretion.  The Closing will not occur until the Minimum Offering Amount has been raised.  All amounts paid by Participant shall be deposited prior to the Closing in the escrow account maintained by the Escrow Agent, and may be immediately drawn upon at each Closing.  Participant acknowledges and agrees that their subscription is irrevocable and binding on the part of the Participant and that once the funds have been tendered into the escrow account with the Subscription, the Escrow Agent may, at the request of National Securities Corporation (“National”) and Company together, disburse the funds from the escrow account and conduct a Closing without any consent or notice to the Participant.  Once the funds from the escrow account have been released to the Company at the Closing, the subscribed funds will become assets of the Company and will be available for use by the Company as described herein.  Notwithstanding any other term or provision hereof, in the event the Closing does not occur by November 30, 2014, the Company shall have the right in its sole discretion to terminate the Offering and return all funds provided by the Participant in connection with its subscription hereunder to the Participant.

(h)    The Company may pay commissions, fees and other consideration (collectively, “Placement Agent Fees”) to placement agents, and/or other advisors, broker dealers and/or finders, including National and Casimir Capital L.P. (“Casimir,” and together with National, “Placement Agents”), which Placement Agent Fees shall not exceed:  (i) a cash commission fee payable to National equal to Ten Percent (10%) of a Participant’s gross investment amount with respect to investments originated by the Placement Agents in this Offering; (ii) a cash advisory fee payable to Casimir equal to Two Percent (2%) of a Participant’s gross investment amount with respect to investments originated by the Placement Agents in this Offering; (iii) five-year warrants to purchase Shares of Common Stock of the Company issuable to National equal to Ten Percent (10%) of the total Shares of Common Stock issuable upon exercise of Warrants purchased by Participants originated by the Placement Agents, at a cashless exercise price equal to $1.00 per Share, provided, however, that to the extent the Common Stock exercisable under the warrants issued pursuant to the Offering have been and continue to be registered by a Registration Statement that has been declared effective by the SEC within six (6) months after the Closing Date, then the Warrants shall be exercisable only for a cash Purchase Price of $1.00 per share (the “National Warrants”), with all remaining Common Stock exercisable under such Warrants that are not registered by a Registration Statement that has been declared effective by the SEC within six (6) months after the Closing Date being exercisable on a cash or cashless basis at the election of the holder as set forth in the Warrants; and (iv) five-year warrants to purchase Shares of Common Stock of the Company issuable to Casimir equal to Two Percent (2%) of the total Shares of Common Stock issuable upon exercise of Warrants purchased by Participants originated by the Placement Agents, at a cashless exercise price equal to $1.00 per Share, provided, however, that to the extent the Common Stock exercisable under the warrants issued pursuant to the Offering have been and continue to be registered by a Registration Statement that has been declared effective by the SEC within six (6) months after the Closing Date, then the Warrants shall be exercisable only for a cash Purchase Price of $1.00 per share (the “Casimir Warrants” and collectively with the National Warrants, the “Placement Agent Warrants” and the shares of Common Stock issuable upon exercise thereof, the “Placement Agent Warrant Shares”), with all remaining Common Stock exercisable under such Warrants that are not registered by a Registration Statement that has been declared effective by the SEC within six (6) months after the Closing Date being exercisable on a cash or cashless basis at the election of the holder as set forth in the Warrants.

(i)    The Company plans to use the proceeds from the Offering for the development of existing assets of the Company and general working capital purposes.

(j)    Participant hereby agrees not to, and will cause its affiliates not to, enter into any “put equivalent position” as such term is defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or short sale position (a) with respect to the Securities; or (b) with respect to the Company’s Common Stock, prior to the exercise in full of the Warrants by the Participant, or expiration of the Warrants held by the Participant.

(k)    Registration Procedures and Expenses.

(i)    The Company shall prepare and file with the SEC, as promptly as reasonably practicable following Closing, but in no event later than 30 days following Closing (the “Filing Date”), a registration statement on Form S-3 (or if Form S-3 is not available, Form S-1), covering the resale of the Shares and Warrant Shares (the “Registrable Securities” and the “Registration Statement”) and shall use its commercially reasonable best efforts to have the Registration Statement declared effective within 90 days after the Closing (or within 120 days after the Closing if the Registration Statement receives a “full review” from the SEC).

(ii)    The Company shall use its commercially reasonable best efforts to:

(a)           prepare and file with SEC such amendments and supplements to the Registration Statement and the prospectus forming part thereof (the “Prospectus”) used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for the Registrable Securities held by a Participant for a period ending on the earliest of (i) the second anniversary of the Closing Date, (ii) the date on which all Registrable Securities may be sold pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (iii) such time as all Registrable Securities have been sold pursuant to a registration statement or Rule 144.   The Company shall notify each Participant promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC and advise each Participant that the form of Prospectus contained in the Registration Statement or post-effective amendment thereto, as the case may be, at the time of effectiveness meets the requirements of Section 10(a) of the Securities Act or that it intends to file a Prospectus pursuant to Rule 424(b) under the Securities Act that meets the requirements of Section 10(a) of the Securities Act;

(b)    furnish to the Participant with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents as the Participant may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Participant;

(c)   pay the expenses incurred by the Company in complying with this Section, including, all registration and filing fees, FINRA fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of any Participant and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Participants);

(d)    advise the Participants, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

(e)    with a view to making available to the Participant the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Participant to sell Registrable Securities to the public without registration, the Company covenants and agrees to use its commercially reasonable efforts to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities qualify to be resold immediately pursuant to Rule 144 or any other rule of similar effect during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (B) such date as all of the Registrable Securities shall have been resold pursuant to Rule 144 (and may be further resold without restriction); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Participant upon request, as long as the Participant owns any Registrable Securities, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Participant of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(iii)    The Participant agrees and confirms that a requirement to the Company including such Participant’s Registrable Securities in the Registration Statement is that the Participant will work in good faith with the Company to supply the Company with any and all information the Company may reasonably request from the Participant from time to time in connection with the preparation of the Registration Statement, including, customary and reasonable representations and confirmations regarding the Shares and Warrant Shares held by the Participants, information relating to the beneficial ownership of other securities of the Company held by such Participant and its affiliates, information regarding the persons with voting and dispositive control over the Participant and such other information as the Company or its legal counsel may reasonably request (which requirement may be waived by the Company).

(iv)    The Participants acknowledge and understand that the Filing Date shall be extended in the event the Company is currently in the process of undertaking and/or is currently contemplating an offering by the Company of securities for its own account if the managing underwriter or placement agent shall have advised the Company in writing that such Registration Statement or the inclusion of such Registrable Securities in such registration statement will have a material adverse effect upon the ability of the Company to sell securities for its own account, and provided further that the Participants are not treated less favorably than others seeking to have their securities included in such registration statement. Notwithstanding the obligations set forth above, if any SEC guidance sets forth a limitation on the number of securities permitted to be registered on the Registration Statement (including any other securities included by the Company in such Registration Statement; provided further that the Company shall not be prohibited from including other securities on such Registration Statement), the number of Registrable Securities to be included on such Registration Statement for the benefit of the Participants will be reduced pro rata between the Participants (or other parties) whose securities are included in such Registration Statement and the Company; provided further that the Company shall take action to file additional registration statements at the written request of the holders of a majority in interest of the Shares sold in the Offering after the effectiveness of the Registration Statement, subject to SEC rules and guidance and the requirements set forth above, provided, however, that the Company shall not be required to file more than one additional Registration Statement in any rolling six (6) month period.  Notwithstanding the above, the Participants agree that the Company shall not be required to register securities totaling more than 1/3rd of its then public float on the Registration Statement.  Further notwithstanding the above, the Company may at any time take action to register the Warrant Shares under the Securities Act and the Participants agree to take reasonable actions and provide the Company reasonable information to facilitate any such registration.

(v)    In the event the Registration Statement covering the resale of all the Shares has not been filed within 30 days of the Closing, the Company shall pay to the Participant liquidated damages equal to 1.0% of the amount invested in the Offering by the Participant and shall pay the Participant an additional 1.0% of the amount invested in the Offering by the Participant for each subsequent 30-day period during which the Registration Statement covering the resale of all the Shares has not been filed, up to a maximum of 9.0% after which time no additional damages shall be due.

(l) Expenses.  The Company will be responsible for all of its own expenses (e.g., legal, accounting, printing) in connection with the Offering as well as, whether the Offering is consummated or not: 1) all actual expenses incurred by National in relation to diligence, travel and entertainment in support of its efforts, such expenses in excess of $500 per individual occurrence to be pre-approved by the Company, up to a maximum of $5,000; and 2) $3,500 escrow fee to be paid to the Escrow Agent for the transaction; and 3) reasonable and documented expenses of National’s transaction counsel, capped at $50,000 (“Legal Counsel Fee”), of which $25,000 has been paid by the Company in advance. The Legal Counsel Fee assumes that counsel to the Company will be primarily responsible for the substantive creation of offering documentation.

(m) NYSE Market Limitation; Shareholder Vote.  The maximum number of shares of Common Stock to be issued in connection with the Offering (including upon exercise of the Warrants and in connection with the Warrant Shares and issuable to the Placement Agents in connection with the Placement Agent Warrants and the Placement Agent Warrant Shares) or otherwise hereunder, subject to NYSE MKT rules, shall not (i) exceed 19.9% of the outstanding shares of Common Stock of the Company immediately prior to the acceptance of this Subscription by the Company (the “Acceptance Date”), (ii) exceed 19.9% of the combined voting power of the then outstanding voting securities of the Company immediately prior to the Acceptance Date, in each of subsections (i) and (ii) before taking into account any Common Stock issuable in the Offering and upon exercise of the Warrants and Placement Agent Warrants, or (iii) otherwise exceed such number of shares of Common Stock that would violate applicable listing rules of the NYSE MKT in the event the Company’s stockholders do not approve the issuance of the Common Stock (the “Share Cap”).  In the event the number of shares of Common Stock to be issued in the Offering (including upon exercise of the Warrants or Placement Agent Warrants) exceeds the Share Cap, then the Warrants and where applicable, the Placement Agent Warrants, shall cease being exercisable until such time, if ever, as the Company has received shareholder approval for issuance of shares of Common Stock exceeding the Share Cap.  If the Company deems necessary and warranted, the Company may seek to obtain shareholder approval of the issuance of shares of Common Stock of the Company exceeding the Share Cap under applicable rules and requirements of the SEC and the NYSE MKT.

2. Representations by Participant.  In consideration of the Company’s potential acceptance of the Subscription, Participant makes the following representations and warranties to the Company and to its principals, jointly and severally, which warranties and representations shall survive any acceptance of the Subscription by the Company:

(a) Prior to the time of purchase of any Securities, Participant has had an opportunity to review the Company’s reports, schedules, forms, statements and other documents filed by it with the United States Securities and Exchange Commission (the “SEC Reports”) (which filings can be accessed by going to http://www.sec.gov/edgar/searchedgar/companysearch.html, typing “Pedevco” in the “Company name” field, and clicking the “Search” button), including (A) the Form 10-K for the year ended December 31, 2013, as amended; (B) the Forms 10-Q for the quarters ended March 31, 2014 and June 30, 2014; (C) the Form 8-Ks filed with the SEC on January 22, 2014, February 12, 2014, February 13, 2014, February 20, 2014, February 28, 2014, March 6, 2014, March 10, 2014, April 1, 2014, May 2, 2014, May 21, 2014, June 18, 2014, July 3, 2014, July 21, 2014, August 5, 2014, August 14, 2014, October 14, 2014, November 3, 2014, and any other Form 8-K filed after November 3, 2014 and prior to the date of this Subscription; and (D) the Schedule 14A Proxy Statement filed with the SEC on May 16, 2014.

(b) Participant has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Units and the merits and risks of investing in the Units; (ii) access to information about the Company and its respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.  Participant acknowledges that no officer, director, broker-dealer, placement agent, finder or other person affiliated with the Company has given Participant any information or made any representations, oral or written, other than as provided in the SEC Reports and herein, on which Participant has relied upon in deciding to invest in the Securities, including without limitation, any information with respect to future acquisitions, mergers or operations of the Company or the economic returns which may accrue as a result of the purchase of the Securities.

(c) Participant recognizes that the total amount of funds tendered to purchase the Units is placed at the risk of the business and may be completely lost.  The Participant confirms and represents that it is able (i) to bear the economic risk of its investment, (ii) to hold the securities for an indefinite period of time, and (iii) to afford a complete loss of its investment.

(d) Participant acknowledges that Participant has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any other form of advertising or general solicitation with respect to the Securities.

(e) The Securities are being purchased for Participant’s own account for long-term investment and not with a view to immediately resale the Securities.  No other person or entity will have any direct or indirect beneficial interest in, or right to, the Securities. No person has made to the Participant any written or oral representations: (x) that any person will resell or repurchase any of the Securities; (y) that any person will refund the purchase price of any of the Securities, or (z) as to the future price or value of any of the Securities. The Participant does not presently have any contract, agreement, undertaking, arrangement or understanding, directly or indirectly, with any person to sell, transfer, pledge, assign or otherwise effect any distribution of any of the Securities, and Participant is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

(f) Participant acknowledges that the Securities have not been registered under the Securities Act, or qualified under the California Securities Law, or any other applicable blue sky laws, in reliance, in part, on Participant’s representations, warranties and agreements made herein.

(g) Other than the rights specifically set forth in this Subscription and disclosed in the SEC Reports, Participant represents, warrants and agrees that the Company and the officers of the Company (the “Company’s Officers”) are under no obligation to register or qualify the Securities under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(h) Participant represents that Participant meets the criteria for participation because: (i) Participant has a pre-existing personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons; or (ii) by reason of Participant’s business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Participant is capable of evaluating the risk and merits of an investment in the Securities and of protecting its own interests.

(i) Participant represents that Participant is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act and Participant has executed the Certificate of Accredited Investor Status, attached hereto as Exhibit B and further confirms the accuracy of the information set forth in the Selling Stockholder Questionnaire, attached hereto as Exhibit C.

(j) Participant understands that the Units are illiquid and must be held indefinitely unless such Units are registered under the Securities Act or an exemption from registration is available.  Participant acknowledges that Participant is familiar with Rule 144 of the rules and regulations of the SEC, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that such Participant has been advised that Rule 144 permits resales only under certain circumstances.  Such Participant understands that to the extent that Rule 144 is not available, such Participant will be unable to sell any Securities without either registration under the Securities Act or the existence of another exemption from such registration requirement.  Participant may not sell or dispose of the Units or utilize the Securities as collateral for a loan.  Participant must not purchase the Securities unless Participant has liquid assets sufficient to assure Participant that such purchase will cause it no undue financial difficulties, and that Participant can still provide for current and possible personal contingencies, and that the commitment herein for the Units, combined with other investments of Participant, is reasonable in relation to its net worth.

(k) Other than with respect to the transactions contemplated herein, since the time that such Participant was first contacted by the Company or any other person regarding the transactions contemplated hereby, neither the Participant nor, to the knowledge of such Participant, any affiliate of such Participant which (i) had knowledge of the transactions contemplated hereby, (ii) has or shares discretion relating to such Participant’s investments or trading or information concerning such Participant’s investments, including in respect of the Units and (iii) is subject to such Participant’s review or input concerning such affiliate’s investments or trading (collectively, “Trading Affiliates”) has directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Participant  or Trading Affiliate, effected or agreed to effect any transactions in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities).  Notwithstanding the foregoing, in the case of a Participant and/or Trading Affiliate that is, individually or collectively, a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Participant’s or Trading Affiliate’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Participant’s or Trading Affiliate’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager(s) that have knowledge about the financing transaction contemplated by this Subscription. Other than to other persons party to this Subscription, such Participant has maintained the confidentiality of all disclosures made to it in connection with the transactions contemplated hereby (including the existence and terms of such transactions).

(l) Other than the Placement Agents, no person will have, as a result of the transactions contemplated by this Subscription, any valid right, interest or claim against or upon the Company or any Participant for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Participant.

(m) Participant has independently evaluated the merits of its decision to purchase Units, and hereby confirms that it has not relied on the advice of any other Participant’s business and/or legal counsel in making such decision. Participant understands that nothing in this Subscription or any other materials presented by or on behalf of the Company to the Participant in connection with the purchase of the Units constitutes legal, tax or investment advice. Such Participant has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Units.

(n) Participant understands that the right to transfer the Securities will be restricted unless the transfer is not in violation of the Securities Act, the California Securities Law, and any other applicable state or foreign securities laws (including investment suitability standards), that the Company will not consent to a transfer of the Securities unless the transferee represents that such transferee meets the financial suitability standards required of an initial participant, and that the Company has the right, in its absolute discretion, to refuse to consent to such transfer.

(o) Participant has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Securities, and have done so, to the extent Participant considers necessary.

(p) Participant acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s officers, any other investors, nor the partners, shareholders, members, directors, agents, officers, directors, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Participant of an investment in the Company.  Participant will look solely to and rely upon its own advisers with respect to the tax consequences of this investment.

(q) The Participant: (i) if a natural person, represents that the Participant has reached the age of 21 and has full authority, legal capacity and competence to enter into, execute and deliver this Agreement and all other related agreements or certificates and to take all actions required pursuant hereto and thereto and to carry out the provisions hereof and thereof, or (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities and such entity is duly organized, validly existing and in good standing under the laws of the state of its organization. Participant is a bona fide resident and domiciliary of the state set forth on the signature page of this Subscription and has no present intention to become a resident of any other state or jurisdiction.

(r) The Participant agrees to sell all Registrable Securities registered under the Registration Statement and sold in connection therewith, in compliance with the plan of distribution set forth in such Registration Statement and any and all applicable prospectus delivery requirements.

(s) All information which Participant has provided to the Company concerning Participant, its financial position and its knowledge of financial and business matters, and any information found in the Certificate of Accredited Investor Status, is truthful, accurate, correct, and complete as of the date set forth herein.

(t) Each Participant shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, to the extent arising out of or based solely upon: (x) such Participant’s failure to comply with any applicable prospectus delivery requirements of the Securities Act through no fault of the Company or (y) any untrue or alleged untrue statement of a material fact contained in any registration statement, any prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Participant to the Company expressly for inclusion in such registration statement or such prospectus or (ii) to the extent, but only to the extent, that such information relates to such Participant’s proposed method of distribution of registrable securities and was reviewed and expressly approved in writing by such Participant expressly for use in a registration statement, such prospectus or in any amendment or supplement thereto or (iii) in the case such Participant uses an outdated, defective or otherwise unavailable prospectus after the Company has notified such Participant in writing that the prospectus is outdated, defective or otherwise unavailable for use by such Participant.  In no event shall the liability of any selling Participant under this Section be greater in amount than the dollar amount of the net proceeds received by such Participant upon the sale of the registrable securities giving rise to such indemnification obligation.

(u) Each certificate or instrument representing securities issuable pursuant to this Agreement will be endorsed with the following legend (or a substantially similar legend):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

(v) Participant understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Participant’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Participant set forth herein in order to determine the availability of such exemptions and the eligibility of such Participant to acquire the Units.

(w) Participant understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Units or the fairness or suitability of the investment in the Units nor have such authorities passed upon or endorsed the merits of the offering of the Units.

(x) Participant is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Common Stock and other activities with respect to the Common Stock by the Participant.

(y) Participant confirms and acknowledges that this is a “best efforts” offering, and that the initial Closing will not occur until the Minimum Offering Amount has been raised.

3.           Representations and Warranties by the Company.  The Company represents and warrants that:

(a)    Due Formation.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the requisite corporate power to own its properties and to carry on its business as now being conducted.  The Company is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company.

(b)    Authority; Enforceability.  This Subscription and the Warrants delivered together with this Subscription or in connection herewith have been duly authorized, executed, and delivered by the Company and are valid and binding agreements, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Subscription and the Warrants, and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

(c)    No General Solicitation.  Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(d)    Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Subscription, except for filings pursuant to applicable state securities laws, Regulation D of the Securities Act and the approval of the additional listing of the Shares, Warrant Shares and Placement Agent Warrant Shares with the NYSE MKT.

(e)    Litigation.  There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its majority-owned or any controlled subsidiaries that questions the validity of this Subscription or the right of the Company to enter into it, or to consummate the transactions contemplated hereby or thereby.  Neither the Company nor any of its majority-owned or any controlled subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Company or any of its majority-owned or any controlled subsidiaries currently pending or which the Company or any of its majority-owned or any controlled subsidiaries intends to initiate.  The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

(f)    Permits.  The Company and each of its majority-owned or any controlled subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company.  The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

(g)    No Conflicts.  The execution, delivery and performance by the Company of the Subscription and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Securities) do not and will not (i) conflict with or violate any provisions of the Company’s certificate of incorporation or bylaws or otherwise result in a violation of the organizational documents of the Company, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any contract or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Participants herein, of any self-regulatory organization to which the Company or its securities are subject, including the NYSE MKT, but subject to the NYSE Listing, as defined below in Section 4(i)), or by which any property or asset of the Company is bound or affected).

(h)    Issuance of the Securities. The Securities have been duly authorized and, when issued and paid for in accordance with the terms of the Subscription, will be duly and validly issued, fully paid and nonassessable and free and clear of all liens suffered or permitted by the Company, other than restrictions on transfer provided for in the Subscription or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Without consideration of the actions of the Placement Agents, assuming the accuracy of the representations and warranties of the Participants in this Subscription, the Securities will be issued in compliance with all applicable federal and state securities laws.

(i)    Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and may change thereafter to reflect stock issuances, convertible debt conversions, stock option exercises and grants and warrant exercises which will not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities of the Company. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company.  Except as set forth in the SEC Reports: (i) no shares of the Company’s capital stock are subject to preemptive rights or any other similar rights or any liens suffered or permitted by the Company; (ii) except for the Subscription or as a result of the performance by the Company of the Subscription, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is or may become bound in any material amounts; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company; (v) there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act; (vi) there are no outstanding securities or instruments of the Company or which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) the Company has no liabilities or obligations required to be disclosed in the SEC Reports (including, for purposes hereof, any liabilities that are required to be disclosed in a Form 10) but not so disclosed in the SEC Reports.

(j)    SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for twelve (12) months preceding and including the date hereof. As of the date hereof, the Company has no knowledge of any event occurring on or prior to the Closing Date (other than the transactions contemplated by the Subscription) that requires the filing of a Current Report on Form 8-K after the Closing.

(k)    Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

(l)    Tax Matters. The Company (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

(m)    Material Changes. Since the date of the latest financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have a material adverse effect on the Company, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or to be disclosed in filings made with the Commission, (iii) the Company has not materially altered its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company), (v) the Company has not issued any equity securities to any officer, director or affiliate, except stock options and restricted stock issued to newly hired and promoted officers in the ordinary course pursuant to Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Reports and (vi) there has not been any material change or amendment to, or any waiver of any material right under, any contract under which the Company or any of its assets is bound or subject. Except for the issuance of the Securities contemplated by this Agreement, no event, liability or development has occurred or exists with respect to the Company or its business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed in the SEC Reports.

(n)    Environmental Matters. The Company (i) is not in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”) which would have a material adverse effect on the business, operations or financial condition of the Company, (ii) does not own or operate any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is not liable for any off-site disposal or contamination pursuant to any Environmental Laws, and (iv) is not subject to any claim relating to any Environmental Laws; and there is no pending or, to the Company’s knowledge, threatened investigation that might lead to such a claim.

(o)    Litigation. There is no action which adversely affects or challenges the legality, validity or enforceability of any of the Subscription or the Securities.  Except as disclosed in the SEC Reports, there are no pending actions, suits or proceedings against or affecting the Company or any of its properties; and to the Company’s knowledge, no such actions, suits or proceedings are threatened or contemplated against the Company.

(p)    Employment Matters. No material labor dispute exists or, to the Company’s knowledge, is imminent with respect to any of the employees of the Company. None of the Company’s employees is a member of a union that relates to such employee’s relationship with the Company, and the Company is not a party to a collective bargaining agreement, and the Company believes that its relationship with its employees is good.

(q)    Compliance. Except as disclosed in the SEC Reports, the Company (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other significant contract (whether or not such default or violation has been waived), (ii) is not in violation of any order of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets.

(r)    Title to Assets. The Company has good and marketable title to all tangible personal property owned by it which is material to the business of the Company.  The Company does not own any real property in fee simple, except for interests in oil or gas properties that may be deemed real property under state law. Except as disclosed in the SEC Reports, the Company holds defensible title to the leasehold and other real property interests held by it (the “Real Property”), in each case, free and clear of all liens other than the Encumbrances. “Encumbrances” means: (a) statutory liens of landlords, banks (and rights of set off), carriers, warehousemen, mechanics, repairmen, workmen, materialmen, vendors and other similar liens arising in the ordinary course of business for amounts not yet overdue or for amounts that are overdue and that are being contested in good faith by appropriate proceedings; (b) liens for taxes, assessments, or other governmental charges or levies and other liens imposed by law, in each case incurred in the ordinary course of business consistent with past practice for amounts not yet overdue or being contested in good faith by appropriate proceedings; (c) the terms and conditions of all liens created by oil and gas leases, easements, rights of way, restrictions, encroachments, and all other burdens recorded in the real property records of the county in which the real property is located; (d) liens to operators and non-operators under model form operating agreements arising in the ordinary course of the business; (e) liens arising from precautionary UCC filings; (f) lease burdens existing as of the date of this agreement constituting monetary obligations payable to third parties, including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest; and (g) liens arising under unitization and pooling agreements and orders, farmout agreements, gas balancing agreements and other customary agreements in the energy industry.  Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made of such property and buildings by the Company.

(s)    Intellectual Property. To the Company’s knowledge, the Company owns, possesses, licenses or has other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology and other proprietary rights and processes (collectively, the “Intellectual Property”) necessary for the conduct of its businesses as now conducted.  To the Company’s knowledge (i) the Company’s use of any such Intellectual Property in the conduct of its business as presently conducted does not infringe upon the rights of any third parties; (ii) there is no infringement by third parties of any such Intellectual Property; (iii) there is no pending or threatened action challenging the Company’s rights in or to any such Intellectual Property; (iv) there is no pending or threatened action challenging the validity or scope of any such Intellectual Property; and (v) there is no pending or threatened action that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

(t)    Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent in the businesses and locations in which the Company is engaged. The Company has not received any notice of cancellation of any such insurance, nor does the Company have any knowledge that it will be unable to renew its existing insurance coverage for the Company as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(u)    Transactions With Officers, Directors and Employees. None of the officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act, except as contemplated by the Subscription or set forth in the SEC Reports.

(v)    Internal Accounting Controls. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company as of the end of the period covered by the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the Exchange Act) of the Company that have adversely materially affected, or are reasonably likely to adversely materially affect, the internal control over financial reporting of the Company.

(w)    Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are currently applicable to it.

(x)    Certain Fees. Other than the Placement Agents, no person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Participant for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company. The Company shall indemnify, pay, and hold each Participant harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(y)    Private Placement. Assuming the accuracy of the Participants’ representations and warranties set forth this Subscription (without giving effect to any materiality qualifiers therein) and the accuracy of the information disclosed by each Participant’s Certificate of Accredited Investor Status, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Participants under the Subscription.

(z)    Registration Rights. Other than each of the Participants, no person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(aa)    No Directed Selling Efforts or General Solicitation. Neither the Company nor, to its knowledge, any person acting on its behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

(bb)    No Integrated Offering. Assuming the accuracy of the Participants’ representations and warranties set forth in the Subscription (without giving effect to any materiality qualifiers therein), except as disclosed in the SEC Reports, neither the Company nor any Person acting on its behalf has, directly or indirectly, at any time within the past six (6) months, made any offers or sales of any Company security or solicited any offers to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Subscription to be integrated with prior offerings by the Company for purposes of any applicable law, regulation or shareholder approval provisions, including, without limitation, under the rules and regulations of the NYSE MKT.

(cc)    Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration.

(dd)    Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(ee)    Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its SEC Reports and is not so disclosed.

(ff)    Acknowledgment Regarding the Participants’ Purchase of Securities. The Company acknowledges and agrees that each of the Participants is acting solely in the capacity of an arm’s length Participant with respect to the Subscription and the transactions contemplated thereby. The Company further acknowledges that no Participant is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Subscription and the transactions contemplated thereby and any advice given by any Participant or any of their respective representatives or agents in connection with the Subscription and the transactions contemplated thereby is merely incidental to the Participants’ purchase of the Securities.

(gg)    Foreign Corrupt Practices. Neither the Company, nor to the Company’s knowledge, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(hh)    No Additional Agreements. The Company does not have any agreement or understanding with any Participant with respect to the transactions contemplated by the Subscription other than as specified in the Subscription.

4. Other Agreements.

(a) Transfer Restrictions.

(i)    Compliance with Laws. Notwithstanding any other provision of the Subscription, each Participant acknowledges and covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, (iii) to an affiliate of a Participant, (iv) pursuant to Rule 144 (provided that the Participant provides the Company with reasonable assurances (in the form of seller and broker representation letters if required) that the securities may be sold pursuant to such rule) or Rule 144A, (v) pursuant to Rule 144 without the requirement that the Company be in compliance with the current public information requirements of Rule 144 and without other restriction following the applicable holding period or (vi) in connection with a bona fide pledge, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Subscription and shall have the rights of a Participant under this Subscription.

(ii)    Removal of Legends. Subject to the Company’s right to request an opinion of counsel as set forth in Section 4(a)(i), the legend set forth in Section 2(u) above shall be removable and the Company shall issue or cause to be issued a certificate without such legend or any other legend to the holder of the applicable Shares upon which it is stamped or issue or cause to be issued to such holder by electronic delivery at the applicable balance account at The Depository Trust Company (“DTC”) as provided in this Section 4(a)(ii), if (i) such Securities are registered for resale under the Securities Act (provided that, if the Participant is selling pursuant to the effective registration statement registering the Securities for resale, the Participant agrees to only sell such Securities during such time that such registration statement is effective and not withdrawn or suspended, and only as permitted by such registration statement), (ii) such Securities are sold or transferred in compliance with Rule 144, including without limitation in compliance with the current public information requirements of Rule 144 if applicable to the Company at the time of such sale or transfer, and the holder and its broker have delivered customary documents reasonably requested by the Company Counsel in connection with such sale or transfer, or (iii) such Securities are eligible for sale under Rule 144 without the requirement that the Company be in compliance with the current public information requirements of Rule 144 and without other restriction and Company Counsel has provided written confirmation of such eligibility to the Company’s transfer agent, (the “Transfer Agent”). Any fees (with respect to the Transfer Agent, Company Counsel or otherwise) associated with the removal of such legend shall be borne by the Company. Following the effective date of the applicable registration statement, or at such other time as a legend is no longer required for certain Securities, the Company will no later than three (3) Trading Days following the delivery by a Participant to the Company or the Transfer Agent (with concurrent notice and delivery of copies to the Company) of a legended certificate representing such Shares (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, and together with such other customary documents as the Transfer Agent and/or Company Counsel shall reasonably request), deliver or cause to be delivered to the transferee of such Participant or such Participant, as applicable, a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4(a). Certificates for Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Participants, as applicable, by crediting the account of the transferee’s Participant’s prime broker with DTC.

(iii)    Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its Transfer Agent, and any subsequent Transfer Agent, in the form of Exhibit D attached hereto (the “Irrevocable Transfer Agent Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions or instructions consistent therewith or otherwise contemplated hereby or thereby or by the Subscription or such other documents as the Transfer Agent may request in connection with any such instructions will be given by the Company to its Transfer Agent in connection with this Subscription, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in and subject to the terms of this Subscription and applicable law.

(iv)    Acknowledgement. Each Participant hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Shares or any interest therein without complying with the requirements of the Securities Act. While the applicable Registration Statement remains effective, each Participant hereunder may sell the Shares in accordance with the plan of distribution contained in the applicable Registration Statement and, if it does so, it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available. Each Participant, severally and not jointly with the other Participants, agrees that if it is notified by the Company in writing at any time that the Registration Statement registering the resale of the Shares is not effective or that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, the Participant will refrain from selling such Shares until such time as the Participant is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless such Participant is able to, and does, sell such Shares pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act. Each Participant acknowledges that the delivery of the Irrevocable Transfer Agent Instructions and any removal of any legends from certificates representing the Shares as set forth in this Section 4(a) is predicated on the Company’s reliance upon the Participant’s acknowledgement in this Section 4(a).

(v)    Buy-In. If the Company shall fail for any reason or for no reason to issue to a Participant a certificate not bearing the legend set forth in Section 2(u) within three (3) trading days after receipt by the Company and the Transfer Agent of all documents necessary for the removal of the legend as set forth in Section 4(a)(ii) (the “Deadline Date”) (such certificate, the “Unlegended Certificate”), then, in addition to all other remedies available to such Participant, if on or after the trading day immediately following such three (3) trading day period, such Participant purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Participant of the shares of Common Stock to be represented by the Unlegended Certificate that such Participant anticipated receiving from the Company without any restrictive legend as a result of such Participant’s full compliance with Section 4(a)(ii) (a “Buy-In”), then the Company shall, within three (3) trading days after such Participant’s request and in such Participant’s sole discretion, either (i) pay cash to the Participant in an amount equal to such Participant’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to such Participant a certificate or certificates representing such shares of Common Stock and pay cash to the Participant in an amount equal to the excess (if any) of the Buy-In Price over the product of (a) such number of shares of Common Stock, times (b) the closing price of the Common Stock on the Deadline Date as reported by the NYSE MKT. The purchaser of shares of Common Stock shall provide the Company written notice indicating the amounts payable to such purchaser in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company.

(b)    Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock.  The Company specifically acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants, in accordance with its terms, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interest of other stockholders of the Company or parties entitled to receive equity of the Company.

(c)    Furnishing of Information. In order to enable the Participants to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing Date, the Company shall use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such one year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Participants and make publicly available in accordance with Rule 144(c) such information as is required for the Participants to sell the Shares under Rule 144.

(d)    Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Participant who requests a copy in writing promptly after such filing. The Company shall take such action as the Company shall reasonably determine is necessary in order to qualify the Securities for sale to the Participants at the Closing pursuant to this Subscription under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), which, subject to the accuracy of the Company’s and the Participant’s representations and warranties set forth herein, shall consist of the submission of all filings and reports relating to the offer and sale of the Securities pursuant to Rule 506 of Regulation D required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date, and shall provide evidence of any such action so taken to the Participants who request in writing such evidence.

(e)    No Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Participants, or that will be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any NYSE MKT such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

(f)    Securities Laws Disclosure; Publicity. Within the time required by the Exchange Act, the Company will file a Current Report on Form 8-K with the SEC describing the terms of the Subscription (and including as exhibits to such Current Report on Form 8-K the Subscription). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Participant, or include the name of any Participant in any press release or filing with the SEC (other than the Registration Statement) or any regulatory agency or NYSE MKT, without the prior written consent of such Participant, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Subscription and (B) the filing of final Subscription (including signature pages thereto) with the SEC or (ii) to the extent such disclosure is required by law, request of the Staff of the SEC or NYSE MKT regulations, in which case the Company shall provide the Participants with prior written notice of such disclosure permitted under this subclause (ii). From and after the issuance of the Form 8-K, no Participant shall be in possession of any material, non-public information received from the Company or any of its respective officers, directors, employees or agents, that is not disclosed in the Form 8-K unless a Participant shall have executed a written agreement regarding the confidentiality and use of such information. Each Participant, severally and not jointly with the other Participants, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4(f) such Participant will maintain the confidentiality of all disclosures made to it in connection with such transactions (including the existence and terms of such transactions).

(g)    Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Subscription, the Company shall not and shall cause each of its officers, directors, employees and agents, not to, provide any Participant with any information the Company believes is material, non-public information regarding the Company without the express written consent of such Participant, unless prior thereto such Participant shall have executed a written agreement regarding the confidentiality and use of such information.

(h) Indemnification.

(i)    Indemnification of the Participants. Subject to this Section 4(h), the Company will indemnify and hold each Participant and its directors, officers, shareholders, members, partners, employees and agents (and any other persons with a functionally equivalent role of a person holding such titles notwithstanding a lack of such title or any other title), each person who controls such Participant (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling Person (each, a “Participant Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Participant Party may suffer or incur, as a result of or relating to third party claims against such Participant relating to any breach of any of the representations, warranties, covenants or agreements made by the Company in this Subscription, provided that such a claim for indemnification relating to any breach of any of the representations or warranties made by the Company in this Agreement is made within one (1) year from the Closing. The Company will not be liable to any Participant Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Participant Party’s breach of any of the representations, warranties, covenants or agreements made by such Participant Party in this Agreement or in the other Subscription or such Participant Party’s bad faith, fraud or willful misconduct.

(ii)    Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the “Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4(h)(i), such Indemnified Person shall promptly notify the Company in writing and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person and the assumption of the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person and counsel to the Company, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is a party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such Proceeding.

(i) Listing of Securities. In the time and manner required by the NYSE MKT, the Company shall prepare and file with such NYSE MKT any additional shares listing application that may be required by such NYSE MKT covering all of the Shares (the “NYSE Listing”) and shall use its commercially reasonable efforts to take all steps necessary to maintain, so long as any other shares of Common Stock shall be so listed, such listing.  The Participants and the Company acknowledge that issuance of the Units is subject to NYSE MKT approval.

(j) Dispositions and Confidentiality After The Date Hereof. Each Participant shall not, and shall cause its Trading Affiliates not to, prior to the effectiveness of the Registration Statement: (a) sell, offer to sell, solicit offers to buy, dispose of, loan, pledge or grant any right with respect to (collectively, a “Disposition”) the Securities; or (b) engage in any hedging or other transaction which is designed or could reasonably be expected to lead to or result in a Disposition of the Securities by such Participant or an affiliate of the Participant, except, in each case, for Dispositions pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state and federal securities laws. In addition, the Participant agrees that for so long as it owns any Common Stock, it will not enter into any Short Sale (as such term is defined in Rule 200 of Regulation SHO) of Shares executed at a time when the Participant has no equivalent offsetting long position in the Common Stock. For purposes of determining whether the Participant has an equivalent offsetting long position in the Common Stock, shares that the Participant is entitled to receive within sixty (60) days (whether pursuant to contract or upon conversion or exercise of convertible securities) will be included as if held long by the Participant. Notwithstanding the foregoing, in the case of a Participant that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Participant’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Participant’s assets, the representation set forth above shall apply only with respect to the portion of assets managed by the portfolio manager that have knowledge about the financing transaction contemplated by this Agreement.  Each Participant understands and acknowledges, severally and not jointly with any other Participant, that the SEC currently takes the position that covering a short position established prior to effectiveness of a resale registration statement with shares included in such registration statement would be a violation of Section 5 of the Securities Act, as set forth in Division of Corporation Financing Compliance and Disclosure Interpretation 239.10 regarding short selling.

5. Adjustment in Share Numbers and Prices.  In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing Date, each reference in the Subscription to a number of shares or price per share shall be deemed to be amended to appropriately account for such event.

6. Subscription Binding on Heirs, etc.  This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Participant.  If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

7. Execution Authorized.  If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with the Shares and the signature of the person is binding upon such entity.

8. Adoption of Terms and Provisions.  The Participant hereby adopts, accepts and agrees to be bound by all the terms and provisions hereof.

9. Governing Law.  This Subscription shall be construed in accordance with the laws of the State of New York.

10. Dispute Resolution. In the event of any dispute arising out of or relating to this Subscription, then such dispute shall be submitted to binding arbitration (as defined under the California Arbitration Act) with the New York, New York branch of the American Arbitration Association (“AAA”) to be governed by AAA’s Commercial Rules of Arbitration (the “AAA Rules”) and heard before one arbitrator.  The parties shall attempt to mutually select the arbitrator.  In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the AAA Rules.  Notwithstanding anything in the AAA Rules to the contrary, discovery shall be limited exclusively to the mutual production of documents, and written submissions to the arbitrator shall be limited to one brief from each party and one responsive brief from each party.

11. Construction. When used in this Subscription and the Warrants, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Subscription shall refer to this Subscription as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Subscription unless otherwise specified; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to “dollars”, “Dollars” or “$” in this Subscription shall mean United States dollars; (x) reference to a particular statute, regulation or Law means such statute, regulation or Law as amended or otherwise modified from time to time; (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Subscription, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xiii) references to “days” shall mean calendar days; and (xiv) the paragraph headings contained in this Subscription are for convenience only, and shall in no manner be construed as part of this Subscription.

12. Review of Document; Arm’s Length Transaction. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Subscription, said party has fully informed itself of the terms, contents, conditions and effects of this Subscription; (b) said party has relied solely and completely upon its own judgment in executing this Subscription; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Subscription; (d) said party has acted voluntarily and of its own free will in executing this Subscription; and (e) this Subscription is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

13. Counterparts. This Subscription and any signed agreement or instrument entered into in connection with this Subscription, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Subscription and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank.]

14. Investor Information: (This must be consistent with the form of ownership selected below and the information provided in the Certificate of Accredited Investor Status (Exhibit B, included herewith.)

Name (please print):___________________________________________________________________

If entity named above,    By:_____________________________________________________________
Its:_____________________________________________________________

Social Security or Taxpayer I.D. Number:___________________________________________________

Business Address (including zip code):____________________________________________________

__________________________________________________________________________________

Business Phone:_____________________________________________________________________

Residence Address (including zip code):___________________________________________________

__________________________________________________________________________________

Email Address:_______________________________________________________________________

Residence Phone:_____________________________________________________________________

All communications to be sent to:

______ Business or ________ Residence Address  ________ Email

Please indicate below the form in which you will hold title to your interest in the Units.  PLEASE CONSIDER CAREFULLY.  ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND/OR WARRANTS AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION OR APPLICABLE LAW, AND MAY RESULT IN ADDITIONAL COSTS TO YOU.  Participants should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Units, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor's domicile and his or her particular personal circumstances.

_______ INDIVIDUAL OWNERSHIP (one signature required)

_______ JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

_______ COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

_______ TENANTS IN COMMON (both or all parties must sign)

_______ GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

_______ LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

_______ LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

_______ CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized.  The date of the trust must appear on the Notarial where indicated.)

Subject to acceptance by the Company, the undersigned has completed this Subscription Agreement to evidence his/her/its subscription for the purchase of Securities of the Company, this 28th day of November, 2014.

PARTICIPANT

                                                                                                __________________________________
                                                                                                                              (Signature

By:_______________________________

If Entity, Entity Name:_________________

Its:_______________________________

The Company has accepted this subscription this 28th day of November 2014

“COMPANY”

PEDEVCO CORP., a Texas corporation

By: ______________________________
Frank C. Ingriselli
Chief Executive Officer

Address for notice:

PEDEVCO Corp.
4125 Blackhawk Plaza Circle, Suite 201
Danville, California 94506
Attn: Corporate Counsel

Exhibit A

Form of Warrant

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE 1933 ACT, OR AN OPINION OF COUNSEL, SATISFACTORY TO THE ISSUER HEREOF, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT AS SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE LAWS IS AVAILABLE.

Warrant No. CS-____                                                                                                                                          Number of Shares: _________
Warrant Date:  November 28, 2014

PEDEVCO CORP.
WARRANT
FOR THE PURCHASE OF
COMMON STOCK

1.    Issuance.  For value received, the receipt of which is hereby acknowledged by PEDEVCO Corp., a Texas corporation (the “Company”), _________________, or registered and permitted assigns (the “Holder”), is hereby granted the right to purchase, at any time or times on or after the six month and one day anniversary of the Warrant Date (the “Initial Exercisability Date”) until 5:00 P.M., Pacific Standard Time on November 28, 2019 (the “Expiration Date”), ______________________ (___________) fully paid and nonassessable shares of the Company’s Common Stock, par value US$0.001 per share (the “Common Stock”), at an exercise price of US$1.00 per share (the “Exercise Price”).  This Warrant is one of several Warrants issued pursuant to the offering of Common Stock and warrants to purchase Common Stock described in that certain Common Stock and Warrant Subscription Agreement (the “Subscription Agreement”), dated as of the Warrant Date by and between the Company and the Holder (the “Offering”).  Capitalized terms used herein, but not otherwise defined shall have the meanings given to such terms in the Subscription Agreement.

2.    Procedure for Exercise.

a.    At any time after the Initial Exercisability Date, and upon surrender of this Warrant with the annexed Notice of Exercise Form duly executed, together with payment in cash of the Exercise Price (a “Cash Exercise”) (provided that the Exercise Price shall be deemed delivered in connection with the delivery of a Notice of Exercise Form in connection with a Cashless Exercise (as defined below), if applicable) for the shares of Common Stock purchased (the “Warrant Shares”), the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased.  This Warrant may be exercised in whole or in part. On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company will issue and deliver to the order of the Holder a new Warrant of like tenor, in the name of the Holder, for the whole number of shares of Common Stock for which such Warrant may still be exercised.  No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded up to the nearest whole number.

b.   Notwithstanding anything contained herein to the contrary (other than Section 6.6 below), if on the date that is six (6) months after the Warrant Date, a Registration Statement (as defined in the Subscription Agreement) is not effective (or the prospectus contained therein is not available for use on such date and thereafter) for the resale by the Holders of all of the shares of Common Stock issuable pursuant to warrants issued pursuant to the Offering, then in lieu of exercising this Warrant in full for cash, the Holder may elect to exchange this Warrant solely with respect to shares of Common Stock issuable pursuant hereto which are not registered by such effective Registration Statement for a number of shares of Common Stock equal to the value of this Warrant, by surrender of this Warrant, together with notice of such election, at the principal office of the Company, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula (a “Cashless Exercise”), with the balance of the shares of Common Stock issuable pursuant hereto which are registered by such effective Registration Statement remaining exercisable solely for cash:

X = Y (A-B)
A
Where:

X= the number of shares of Common Stock to be issued to the Holder.
Y= the number of shares of Common Stock to be purchased under this Warrant.
A= Fair Market Value per share of one share of Common Stock as of the date of exercise.
B= the Exercise Price (as adjusted).

For purposes of this Warrant, “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation any division or subdivision of the Nasdaq Stock Market (each a “Principal Market”), its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of exercise, as reported in The Wall Street Journal or such other source as the Board of Directors of the Company deem reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, including without limitation quotation through the over the counter bulletin board (“OTCQB®”) quotation service administered by the Financial Industry Regulatory Authority (“FINRA”)(each a “Quotation Market”), the Fair Market Value of a Share will be the closing price for the Common Stock on the date of exercise, as reported in The Wall Street Journal or such other source as the Board of Directors of the Company deem reliable; or

 (iii) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Company’s Board of Directors.

For purposes of Rule 144 under the Securities Act of 1933, as amended, (the “Securities Act”), it is intended, understood and acknowledged that the Warrant Shares issued in a Cashless Exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the original Warrant Date of the Warrant.

c.   Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by the Holder hereof to the extent (but only to the extent) that the Holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exercisability. For the purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Exchange Act (as defined in the Subscription Agreement) and the rules and regulations promulgated thereunder. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this paragraph shall apply to a successor Holder of this Warrant.

d.    Upon delivery of the Notice of Exercise Form by the Holder, of a Cash Exercise together with payment in cash of the Exercise Price or a Cashless Exercise, as applicable, the Holder shall be deemed, to the extent permitted by applicable law, for all corporate purposes to have become the legal and record holder of the Warrant Shares for which the Warrant is being exercised pursuant to such Notice of Exercise Form, irrespective of the date on which the stock certificate(s) evidencing such Warrant Shares are actually received by the Holder, or such Warrant Shares are actually credited to the Holder’s brokerage account, as the case may be.

3.    Reservation and Listing of Shares.  The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of Common Stock as shall be required for issuance upon exercise hereof (the “Warrant Shares”).  Any shares issuable upon exercise of this Warrant will be duly and validly issued, fully paid and free of all liens and charges and not subject to any preemptive rights.  The Company, at its expense, shall cause such securities to be included in or listed on all markets or stock exchanges in or on which the Common Stock is included or listed not later than the date on which the Common Stock is first included or listed on any such market or exchange and will thereafter maintain such inclusion or listing of all shares of Common Stock from time to time issuable upon exercise of this Warrant.

4.    Mutilation or Loss of Warrant.  Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver a new warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.

5.    No Rights as Shareholder.  The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6.    Effect of Certain Transactions

6.1    Adjustments for Stock Splits, Stock Dividends Etc.  If the number of outstanding shares of Common Stock of the Company are increased or decreased by a stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like, the Exercise Price and the number of shares purchasable pursuant to this Warrant shall be adjusted proportionately so that the ratio of (i) the aggregate number of shares purchasable by exercise of this Warrant to (ii) the total number of shares outstanding immediately following such stock split, reverse stock split, stock dividend, stock combination, recapitalization or the like shall remain unchanged, and the aggregate purchase price of shares issuable pursuant to this Warrant shall remain unchanged.

6.2    Expiration Upon Certain Transactions.  If at any time the Company plans to sell all or substantially all of its assets or engage in a merger or consolidation of the Company in which the Company will not survive and in which holders of the Common Stock will receive consideration at or above the Exercise Price, as adjusted (other than a merger or consolidation with or into a wholly- or partially-owned subsidiary of the Company), the Company will give the Holder of this Warrant advance written notice.  Upon the occurrence of any such event, this Warrant shall automatically be deemed to be exercised in full without any action required on the part of the Holder.

6.3    Adjustments for Reorganization, Mergers, Consolidations or Sales of Assets.  If at any time there is a capital reorganization of the Common Stock (other than a recapitalization, combination, or the like provided for elsewhere in this Section 6) or merger or consolidation of the Company with another corporation (other than one covered by Section 6.2), or the sale of all or substantially all of the Company’s properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant (and only to the extent this Warrant is exercised), the number of shares of stock or other securities or property of the Company, or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of Common Stock, or other securities, deliverable upon the exercise of this Warrant would otherwise have been entitled on such capital reorganization, merger, consolidation or sale.  In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 6 (including adjustment of the Exercise Price then in effect and number of Warrant Shares purchasable upon exercise of this Warrant) which shall be applicable after such events.

6.4    Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to Sections 6.1 through 6.3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall promptly furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; and (ii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

6.5    Certain Events. If any event occurs as to which the other provisions of Sections 6.1 through 6.3 are not strictly applicable but the lack of any adjustment would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, then the Company's Board of Directors will, in good faith, make an appropriate adjustment to protect the rights of the Holder; provided, that no such adjustment pursuant to Sections 6.1 through 6.3 will increase the Exercise Price or decrease the number of Warrant Shares except as expressly set forth in Sections 6.1 through 6.3.

6.6             NYSE Market Limitation; Shareholder Vote.  The maximum number of shares of Common Stock to be issued in connection with any adjustments provided for in this Section 6 upon exercise of the Warrant, or otherwise hereunder, subject to NYSE MKT rules, together with all other shares of Common Stock and shares of Common Stock issuable upon the exercise of warrants sold or issued in the Offering (collectively, the “Offering Shares”), shall not (i) exceed 19.9% of the outstanding shares of Common Stock of the Company immediately prior to the Warrant Date, (ii) exceed 19.9% of the combined voting power of the then outstanding voting securities of the Company immediately prior to the Warrant Date, in each of subsections (i) and (ii) before taking into account any Common Stock issuable in the Offering and upon exercise of the Warrants, or (iii) otherwise exceed such number of shares of Common Stock that would violate applicable listing rules of the NYSE MKT in the event the Company’s stockholders do not approve the issuance of such Common Stock (the “Share Cap”).  In the event the number of shares of Common Stock to be issued in the Offering (including upon exercise of the warrants sold or issued in connection with the Offering) exceeds the Share Cap, then the Warrants shall cease being exercisable until such time, if ever, as the Company has received shareholder approval for issuance of shares of Common Stock exceeding the Share Cap.  If the Company deems necessary and warranted, the Company may seek to obtain shareholder approval of the issuance of shares of Common Stock of the Company exceeding the Share Cap under applicable rules and requirements of the Securities and Exchange Commission and the NYSE MKT.

6.7    Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company, but in no event (a) less than $0.01 above the market value of the Company’s common stock on the applicable date that the NYSE MKT considers such Subscription final and binding on the Company, or (b) such other amount that the Company may determine in its reasonable discretion in order to enable the Company not to have to aggregate the shares of Common Stock issuable upon exercise of the Warrants with the Common Stock sold in the Offering for the purposes of the NYSE MKT 20% shareholder approval rule (Section 713 of the NYSE MKT Company Guide), which is $0.60 (a “Voluntary Adjustment”).

7.    Transfer to Comply with the Securities Act.  This Warrant has not been registered under the Securities Act and has been issued to the Holder for investment and not with a view to the distribution of either this Warrant or the Warrant Shares.  Neither this Warrant nor any of the Warrant Shares or any other security issued or upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an opinion of counsel satisfactory to the Company that registration is not required under the Act and that such transfer further complies with applicable securities laws and transfer restrictions.  Each certificate for this Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.

8.    No Stock Rights and Legend.

No holder of this Warrant, as such, shall be entitled to vote or be deemed the holder of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise (except as provide herein).

Each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.”

9.    Notices.  Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified, registered or express mail, postage pre-paid.  Any such notice shall be deemed given (1) when delivered, in person or by courier or other delivery service, (2) when sent, if sent by facsimile to the party’s fax number below and mechanically confirmed, or (3) three days after deposit in the United States mail, postage prepaid, certified, return receipt requested, as follows:

If to the Company, to:

PEDEVCO Corp.
4125 Blackhawk  Plaza Circle, Suite 201
Danville, CA 94506
Attention:  Chief Executive Officer and General Counsel
Fax: (925) 403-0703

With a copy (which shall not constitute notice) to:

The Loev Law Firm, PC
6300 West Loop South, Suite 280
Bellaire, Texas 77401
Attention:  David Loev, Esq.
Fax: (713) 524-4122

If to the Holder, to his, her or its address appearing on the Company’ records.

Any party may designate another address or person for receipt of notices hereunder by notice given to the other parties in accordance with this Section.

10.      Supplements and Amendments; Whole Agreement.  This Warrant may be amended or supplemented only by an instrument in writing signed by the Company and the Holder hereof.  This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof, and there are no representations, warranties, agreements or understandings other than expressly contained herein.

11.      Governing Law.  This Warrant shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in New York County, New York.  The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Warrant by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

12.    Severability. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

13.    Counterparts.  This Warrant may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

14.    Descriptive Headings.  Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

15.        Benefits of this Warrant. Nothing in this Warrant shall be construed to confer upon any person other than the Company and Holder any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and Holder.

16.    Loss of Warrant. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

17.    Assignability.  This Warrant or any part hereof may only be hereafter assigned by the Holder to an affiliate thereof executing documents reasonably required by the Company as described in Section 7 hereof.  Any such assignment shall be binding on the Company and shall inure to the benefit of any such assignee.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the Warrant Date set forth above.

PEDEVCO CORP.

By:	/s/ Frank C. Ingriselli
Frank C. Ingriselli
President and CEO

HOLDER:

By:	/s/
Name
Title

NOTICE OF EXERCISE OF WARRANT

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK

PEDEVCO Corp.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of PEDEVCO Corp., a Texas corporation (the “Company”), evidenced by Warrant No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.           Form of Exercise Price.  The Holder intends that payment of the Exercise Price shall be made as:

____________	a “Cash Exercise” with respect to _________________ Warrant Shares; and/or

____________	a “Cashless Exercise” with respect to _______________ Warrant Shares (if and only to the extent available pursuant to the terms of the Warrant).

In the event that the Holder has elected a Cashless Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder hereby represents and warrants that the Fair Market Value of the Common Stock in connection with such Cashless Exercise is _____________.

2.           Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.           Maximum Percentage Representation.  Notwithstanding anything to the contrary contained herein, this Notice of Exercise shall constitute a representation by the Holder of the Warrant submitting this Notice of Exercise that, after giving effect to the exercise provided for in this Notice of Exercise, such Holder (together with its affiliates) will not have beneficial ownership (together with the beneficial ownership of such person’s affiliates) of a number of shares of Common Stock which exceeds the Maximum Percentage (as defined in the Warrant) of the total outstanding shares of Common Stock of the Company as determined pursuant to the provisions of Section 2(c) of the Warrant.

4.           Delivery of Warrant Shares.  The Company shall deliver to Holder, or its designee or agent as specified below, __________ Warrant Shares in accordance with the terms of the Warrant.  Delivery shall be made to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐	Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:
DTC Participant:
DTC Number:
Account Number:

Date: _______________ __, ______

   Name of Registered Holder

By:
Name:
Title:

Exhibit B

CERTIFICATE OF ACCREDITED INVESTOR STATUS

Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”).  The undersigned has initialed the box below indicating the basis on which he is representing his status as an “accredited investor”:

______                      a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

____           a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____           an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

____           a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities;

____           a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____           a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

____           an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

____           an individual who is a director or executive officer of PEDEVCO Corp.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status effective as of __________________, 2014.

Name:_____________________________________________________________

By (Signature): ______________________________________________________

Printed Name of Signatory (if entity):______________________________________

Title: ______________________________________________________________
(required for any stockholder that is a corporation, partnership, trust or other entity)

Exhibit C

SELLING STOCKHOLDER QUESTIONNAIRE

PEDEVCO Corp.

This questionnaire is necessary to obtain information to be used by PEDEVCO Corp. (the “Company”) to complete the Registration Statement (the “Registration Statement”) covering the resale of certain shares of Company common stock, $0.001 par value per share (“Common Stock”).  This Selling Stockholder Questionnaire forms Exhibit C to a Common Stock and Warrant Subscription Agreement of the Company (the “Subscription”).  Capitalized terms used herein, but not otherwise defined shall have the meanings given to such terms in the Subscription.

FAILURE TO RETURN THE QUESTIONNAIRE MAY RESULT IN THE EXCLUSION OF YOUR NAME AND SHARES FROM THE REGISTRATION STATEMENT.

Please answer all questions. If the answer to any question is “None” or “Not Applicable,” please so state.

If there is any question about which you have any doubt, please set forth the relevant facts in your answer.

1.	Please correct your name and/or address if not correct below

Name:_______________________________________________________________________

Address: _____________________________________________________________________

                 _____________________________________________________________________

2.
Please state the total number of currently outstanding shares of Company Common Stock that you beneficially own*, including Company Common Stock acquired in the Offering, the form of ownership of such securities (for example only and without limitation, the name of any entity which holds Company Common Stock which you hold voting and/or dispositive control over (as well as your position with such entity (if any) and/or your ownership of such entity if such ownership provides you control over such entity) and a description of any shares held by your spouse or by your children who are minors and who live in the same household as you) and the form of ownership and the date that you acquired such stock. Include shares registered in your name individually or jointly with others and shares held in the name of a bank, broker, nominee, depository or in “street name” for your account. (DO NOT list options and warrants. See Question #3).

3.
Please list any outstanding options and warrants to purchase Company Common Stock that you beneficially own*, including (i) the number of shares of Company Common Stock to be issued upon the exercise of such option or warrant, (ii) the date such option or warrant is exercisable, (iii) the expiration date and (iv) the exercise price per share of EACH such option and warrant. Please include separately all warrants to purchase Company Common Stock acquired in the Offering.

Number of Shares Covered by Option or Warrant	Date Exercisable	Exercise Price	Expiration Date

4.	If you are a limited liability company or limited partnership, please name the managing member or general partner and each person controlling such managing member or general partner.

5.
If you are an entity, please identify the natural person(s) who exercises sole or shared voting power* and/or sole or shared investment power* with regard to the shares listed under Question #2 and Question #3 and the shares acquired in the Offering.

6.
Please advise whether you are a registered broker-dealer or an affiliate* thereof. If you are an affiliate of a registered broker-dealer, please explain the nature of the affiliation and disclose whether you acquired the shares in the ordinary course of business and whether at the time of the acquisition you had any plans or proposals, directly or with any other person, to distribute the shares listed under Question #2 and Question #3 or acquired in the Offering.

7.	List below the nature of any position, office or other material relationship that you have, or have had within the past three years, with the Company or any of its predecessors or affiliates*

8.
If you expressly wish to disclaim any beneficial ownership* of any shares listed under Question #2 for any reason in the Registration Statement, indicate below the shares and circumstances for disclaiming such beneficial ownership*.

9.
With respect to shares to be included in the Registration Statement, please list any party that has or may have secured a lien, security interest or any other claim relating to such shares, and please give a full description of such claims.

10.
Please review Appendix B “Plan of Distribution.” Please identify and describe any method of distribution, other than described in Appendix B, that you plan on using to sell your shares of the Company’s Common Stock. By signing below you agree to distribute your shares of the Company’s Common Stock substantially as described in Appendix B and this Item 10 and to notify the Company of any plan to distribute the Company’s Common Stock that is not described in Appendix B or herein under Item 10.

The undersigned hereby furnishes the foregoing information for use by the Company in connection with the preparation of the Registration Statement. The undersigned will notify the Company at the address for notices in the Subscription, in writing, immediately of any changes in the foregoing answers that should be made as a result of any developments occurring prior to the time that all the shares of Common Stock of the Company are sold pursuant to the Registration Statement referred to above. Otherwise, the Company is to understand that the above information continues to be, to the best of the undersigned’s knowledge, information and belief, complete and correct.

Dated: ___________ __, 2014

Name:_____________________________________________________________

By (Signature): ______________________________________________________

Printed Name of Signatory (if entity):_____________________________________

Title: ______________________________________________________________
(required for any corporation, partnership, trust or other entity)

APPENDIX A

CERTAIN TERMS USED IN QUESTIONNAIRE

AFFILIATE

An “affiliate” of a company is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such company.

BENEFICIAL OWNERSHIP

A person “beneficially owns” a security if such person, directly or indirectly, has or shares voting power or investment power of such security, whether through a contract, arrangement, understanding, relationship or otherwise. A person is also the beneficial owner of a security if he has the right to acquire beneficial ownership at any time within 60 days through the exercise of any option, warrant or right, or the power to revoke a trust, discretionary account or similar arrangement.

INVESTMENT POWER

“Investment power” includes the power to dispose, or to direct the disposition of, a security.

VOTING POWER

“Voting power” includes the power to vote, or to direct the voting of, a security.

APPENDIX B
PLAN OF DISTRIBUTION

We are registering for resale by the selling stockholders and certain transferees a total of _________ shares of Common Stock. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock. If the shares of Common Stock are sold through broker-dealers or agents, the selling stockholder will be responsible for any compensation to such broker-dealers or agents.

The selling stockholders may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus.

The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders will sell their shares of Common Stock subject to the following:

●
all or a portion of the shares of Common Stock beneficially owned by the selling stockholders or their perspective pledgees, donees, transferees or successors in interest, may be sold on the over-the-counter markets, any national securities exchange or quotation service on which the shares of our Common Stock may be listed or quoted at the time of sale, in the over-the counter market, in privately negotiated transactions, through the writing of options, whether such options are listed on an options exchange or otherwise, short sales or in a combination of such transactions;

●	each sale may be made at the market price prevailing at the time of such sale, at negotiated prices, at fixed prices or at carrying prices determined at the time of sale;

●
some or all of the shares of Common Stock may be sold through one or more broker-dealers or agents and may involve crosses, block transactions or hedging transactions. The selling stockholders may enter into hedging transactions with broker-dealers or agents, which may in turn engage in short sales of the Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock short and deliver shares of Common Stock to close out short positions or loan or pledge shares of Common Stock to broker-dealers or agents that in turn may sell such shares; and

●
in connection with such sales through one or more broker-dealers or agents, such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling stockholders and may receive commissions from the purchasers of the shares of Common Stock for whom they act as broker-dealer or agent or to whom they sell as principal (which discounts, concessions or commissions as to particular broker-dealers or agents may be in excess of those customary in the types of transaction involved). Any broker-dealer or agent participating in any such sale may be deemed to be an “underwriter” within the meaning of the Securities Act and will be required to deliver a copy of this prospectus to any person who purchases any share of Common Stock from or through such broker-dealer or agent. We have been advised that, as of the date hereof, none of the selling stockholders have made any arrangements with any broker-dealer or agent for the sale of their shares of common stock.

The selling stockholder and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any profits realized by the selling stockholders and any commissions paid, or any discounts or concessions allowed to any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. In addition, any shares of Common Stock covered by this prospectus which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus. A selling stockholder may also transfer, devise or gift the shares of Common Stock by other means not covered in this prospectus in which case the transferee, devisee or giftee will be the selling stockholder under this prospectus.

If required at the time a particular offering of the shares of Common Stock is made, a prospectus supplement or, if appropriate, a post-effective amendment to the shelf registration statements of which this prospectus is a part, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will bear all expenses of the registration of the shares of Common Stock including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with the state securities of “blue sky” laws. The selling stockholders will pay all underwriting discounts and selling commissions and expenses, brokerage fees and transfer taxes, as well as the fees and disbursements of counsel to and experts for the selling stockholders, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement or the selling stockholder will be entitled to contribution. We will be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholders for use in this prospectus, in accordance with the related securities purchase agreement or will be entitled to contribution. Once sold under this shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

Exhibit D

FORM OF IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

As of _____________, 2014

__________________________

Attn:  _____________

Ladies and Gentlemen:

Reference is made to those certain Subscription Agreements, dated as of _____________, 2014 (collectively, the “Agreement”), by and among PEDEVCO Corp., a Texas corporation (the “Company”), and the purchasers named on the signature pages thereto (collectively, and including permitted transferees, the “Holders”), pursuant to which the Company is issuing to the Holders units (the “Units”) comprised of (i) one share (the “Shares”) of its common stock, (the “Common Stock”) and (ii) warrants (the “Warrants”) to purchase one share of Common Stock at an exercise price of $1.00 per share (the “Warrant Shares”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time and the conditions set forth in this letter are satisfied), subject to any stop transfer instructions that we may issue to you from time to time, if any, to (i) issue, promptly following the date hereof, certificates representing the Shares (or the Warrant Shares upon exercise of the Warrants) bearing the legend set forth herein below, in the names of the Holders and the number of Shares (or Warrant Shares, if applicable) as set forth in the attachments delivered herewith, and to deliver such certificates within six (6) business days after the date hereof to the address for each such Holder as set forth on such attachments delivered herewith, and (ii) issue certificates representing shares of Common Stock upon transfer or resale of the Shares (or Warrant Shares, if applicable), which certificates shall or shall not bear the legend set forth herein below as described below.

You acknowledge and agree that so long as you have received (a) written confirmation from the Company’s legal counsel that a registration statement covering resales of the Shares (or Warrant Shares, if applicable) has been declared effective by the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”), a copy of such registration statement and any other documents reasonably requested by you from the applicable Holder (and provided that you have not received written instruction from the Company or its legal counsel that such registration statement has been suspended or is no longer effective), (b) written confirmation from the Company’s legal counsel that the Shares (or Warrant Shares, if applicable) are eligible for sale in conformity with Rule 144 under the Securities Act (“Rule 144”) and customary documentation from a Holder and its broker with respect to a sale pursuant to Rule 144, or (c) written confirmation from the Company’s legal counsel that the Shares (or Warrant Shares, if applicable) are eligible for sale without the requirement that the Company be in compliance with the current public information requirements of Rule 144 and without other restriction in conformity with Rule 144, then, unless otherwise required by law, within three (3) business days of your receipt of certificate of Common Stock and documentation required pursuant to clause (a) or (b) above, as applicable, or a request from a Holder for the issuance of an unlegended certificate in the event that you have received the written confirmation set forth in clause (c) above, you shall issue the certificates representing the Shares (or Warrant Shares, if applicable) registered in the names of the purchaser of such Shares or the Holder, as the case may be, and such certificates shall not bear any legend restricting transfer of the Shares (or Warrant Shares, if applicable) thereby and should not be subject to any stop-transfer restriction.

All certificates representing the Shares (or Warrant Shares, if applicable) issued pursuant to the instruction set forth in clause (i) of the second paragraph of this letter shall bear the following legend (and, solely to the extent instructed to you by the Company or its legal counsel, a customary “affiliates” legend), and, in the event that you have not received the documentation required pursuant to clause (a), (b) or (c) of the immediately preceding paragraph, then the certificates representing any shares of Common Stock issued pursuant to the instruction set forth in clause (ii) of the second paragraph of this letter shall bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions.

Very truly yours,

PEDEVCO CORP.

By:_______________________________________________

Name:

Title:

Acknowledged and Agreed:

By: _________________________________
Name: _______________________________
Title: ________________________________
Date:________________________________

FOR INTERNAL- RIA/BROKER-DEALER - USE ONLY, IF APPLICABLE
INVESTOR SUITABILITY AND INFORMATION CONTAINED HEREIN IS SUPPORTED BY THE INFORMATION CONTAINED IN THE INVESTOR’S NEW ACCOUNT FORM.
Broker Signature:
Broker Name :
Date:

Branch Manager Signature:
Branch Manager Name :
Date:

OSJ Signature:
OSJ Name :
Date:

☐  ☐    Check only if this investment is made through a RIA in its capacity as a RIA and not in its capacity as a Registered Representative of a Broker/Dealer, if applicable, whose agreement with the Investor includes a fixed or “wrap” fee feature for advisory and related investment services.

Memorandum
Wire Transfer Authorization

TO:                     Operations Manager
National Securities Corporation, as Placement Agent for PEDEVCO Corp.

RE:                      Client Wire Transfer Authorization

DATE:                ________________

This memorandum authorizes the transfer of the following listed funds from my National Securities Corporation Brokerage Account as follows:

Brokerage Account #:                     ______________________

Wire Amount:                                  ______________________

BANK NAME:                                SIGNATURE BANK
ABA NUMBER:
SWIFT CODE:
A/C NAME:	PEDEVCO Corp, SIGNATURE BANK AS ESCROW AGENT
          261 MADISON AVENUE, NEW YORK, NEW YORK 10016
A/C Number:

REFERENCE:
INVESTOR LEGAL NAME
 ___________________________________________________________________________

TAX ID NUMBER               ______________________________________________________

INVESTOR ADDRESS      ______________________________________________________

FBO:                                ________________________________________________

Investment Title:           ________________________________________________

Signature:                       ________________________________________________

Signature:                       ________________________________________________
(Joint Signature)